EXHIBIT 99

News Release For Immediate Release	For More Information: INVESTORS Gregg Waldon, Stellent, Inc. (952)903-2003 gregg.waldon@stellent.com

Jim Fanucchi Summit IR Group Inc. (408)404-5400 jim@summitirgroup.com

MEDIA Amanda Kohls Haberman & Associates, Inc. (612)338-3900 amanda@habermaninc.com

STELLENT REPORTS RECORD QUARTERLY REVENUES OF $28.6 MILLION

Company reports year-over-year revenue growth of 26%; shows continued strong momentum in compliance applications

EDEN PRAIRIE, MN, Aug. 8, 2005 — Stellent, Inc. (Nasdaq: STEL), a global provider of content management solutions, announced today its financial results for the first quarter ended June 30, 2005.

First quarter fiscal 2006 revenues were $28.6 million, an increase of 26% over the $22.7 million reported for the same period last year.

On a Generally Accepted Accounting Principles (GAAP) basis, net income for the quarter ended June 30, 2005 was $1.1 million, or $0.04 per share on a basic and diluted share basis, compared with a net loss of $(3.8) million, or $(0.16) per share on a basic and diluted share basis, for the quarter ended June 30, 2004. Non-GAAP net income was $1.7 million, or $0.06 per share on a basic and diluted share basis, for the quarter ended June 30, 2005, compared with non-GAAP net income of $154,000, or $0.01 per share on a basic and diluted share basis, for the quarter ended June 30, 2004.

Stellent believes the non-GAAP results better reflect its operating performance as they exclude the effects of non-cash or non-recurring charges primarily related to expenses such as acquisition-related sales, marketing and other costs; amortization of acquired intangible assets and unearned compensation; and restructuring charges.

“Stellent generated a strong start to fiscal 2006, reporting record quarterly revenues of $28.6 million and showing continued strong Stellent® Universal Content Management™ license revenue growth,” said Robert Olson, president and chief executive officer for Stellent. “We also produced continued positive cash flow from operations, ending the quarter with approximately $68.2 million in cash and marketable securities, after the effect of the asset acquisition of e-Onehundred Group.

“We signed 55 new customers during the first quarter, a significant percentage of which were driven by our solid base of partners. New Universal Content Management customers include Jack in the Box, Sasktel, Japan Defense Agency, Quanta Services and Oshkosh Truck Corp. Existing customers that further rolled out their Stellent Universal Content Management implementations include the U.S. Department of Agriculture, State of Minnesota, Korea Asset Management, Fuji Xerox, British Red Cross, Sony Pictures Entertainment, Verizon Wireless, BUPA Australia, Department for International Development, Argonne National Laboratory, and the Centers for Medicare and Medicaid. Also during the first quarter, our Content Components Division signed or renewed contracts with companies such as Yahoo!, Guidance Software, Electronic Evidence Discovery and Teneo Systems.

“Government transactions accounted for a substantial portion of our Universal Content Management revenue during the quarter. We closed approximately 40 transactions in our first quarter with a broad range of government entities, including domestic federal, state and local – as well as foreign – government agencies.

“During the first quarter, we maintained our strong momentum in the compliance and multi-site Web content management markets, with the combination involved in more than 50 percent of our Universal Content Management license revenues. We believe we are the content management industry leader in these markets, and we continue to distinguish ourselves from the competition in both areas. For example, we were the only pure-play content management vendor evaluated in ‘The Forrester Wave™: Sarbanes-Oxley Compliance Software, Q1 2005’ report,1 where Stellent was cited as a strong performer in the Sarbanes-Oxley compliance software landscape. Our acquisition of e-Onehundred Group will further enhance Stellent’s compliance and enterprise risk management position going forward.

“Additionally, we are very pleased to have won the most coveted award at the AIIM 2005 Conference and Exposition for the second year in a row: the ‘Best of Show Award’ for the ‘Best Enterprise Content Management (ECM) Suite,’ which is presented by AIIM E-DOC Magazine. This recognition, which we received in May, validates our leadership role in developing and commercializing ECM products that truly meet market needs in innovative and productive ways.

“We also recently expanded our executive field management team, reflecting the following changes and promotions:

•	David Macey, formerly vice president of sales for Europe, Middle East and Africa, assumes the role of executive vice president of international sales.

•	Jud Coleman, formerly vice president of sales for the U.S. central region, assumes the role of executive vice president of North American sales.

•	John Page, formerly vice president of services for North America, assumes the role of executive vice president of services.

•	Joseph Golemba, formerly with IBM Business Consulting Services, was hired in the March quarter as vice president of strategic alliances and is responsible for expanding Stellent’s Strategic Alliances program with system integrators worldwide.

•	Mark Ruport, executive vice president of field operations, recently resigned from Stellent to pursue other interests. The responsibilities formerly carried out by the executive vice president of field operations will now be assumed by the newly appointed executive vice presidents of North American sales, international sales and services; no additional changes are planned.

“In summary, we are confident in our solid management team and pleased with the momentum we’ve generated during the first quarter. As stated last quarter, we remain focused on expanding our leadership position in the key markets of compliance, multi-site Web content management and ECM via a unified architecture and in our OEM transformation technology. We expect our strongholds in these areas will be key business drivers for Stellent in fiscal 2006.”

Other Recent Highlights

Customers

•	A total of 4,492 customers — comprised of 3,371 corporate content management customers; 492 OEM customers; and 629 corporate customers for desktop viewing and conversion technology — have selected Stellent solutions to power their content-centric business applications.

Corporate news

•	Stellent announced on June 20, 2005 it acquired select assets of privately held e-Onehundred Group, a leading financial compliance solutions provider, for $5.0 million in cash, approximately 274,000 shares of Stellent common stock valued at $2.0 million and a potential $2.0 million cash earn-out over a one-year period based upon revenue performance. The acquisition of e-Onehundred Group will enable Stellent to more quickly capitalize on the growing financial compliance and enterprise risk management market.

Products

•	For the second year in a row, Stellent Universal Content Management was named “Best Enterprise Content Management Suite” by AIIM E-DOC Magazine as part of the “Best of Show Awards” at the annual AIIM 2005 Conference and Exposition. The AIIM Conference and Exposition is the world’s largest enterprise content and document management conference and exposition.

•	Stellent also won four other awards at the AIIM 2005 Conference and Exposition: two AIIM Best Practices Awards, an I3 award and a Channel Connection Award for Stellent Universal Content Management implementations at Land O’Lakes, the City of Aurora, Colo., Emerson Process Management and Washington Secretary of State.

•	Stellent received a 2004 Canadian e-Content Award from the e-Content Institute for its innovative customer relationship management deployment of Stellent Universal Content Management at Bell Canada, Canada’s national leader in communications.

•	Stellent was among the select companies Forrester invited to participate in its April 15, 2005, Forrester report, “The Forrester Wave™: Web Content Management, Q1 2005.”[2] In this evaluation, Stellent was cited as a leader in both the external and internal site-publishing scenarios. Forrester is an independent technology research company that provides pragmatic and forward-thinking advice about technology’s impact on business.

•	Stellent was among the select companies Forrester invited to participate in its April 7, 2005, Forrester Wave report, “The Forrester Wave™: Sarbanes-Oxley Compliance Software, Q1 2005.” In this evaluation, Stellent was cited as a strong performer in the Sarbanes-Oxley compliance software landscape. Forrester also recognized the Stellent Sarbanes-Oxley Solution in the May 20, 2005 report titled “Sarbanes-Oxley Compliance Software Scorecard Summary: Stellent”[3] as having the strongest content and records management functionality of any product it evaluated. Forrester evaluated Stellent’s Sarbanes-Oxley Solution and strategy for Sarbanes-Oxley compliance software against approximately 58 criteria.

Partners

•	Stellent signed four new reseller partners during its first quarter: Capita Technologies, Inc. of Irvine, Calif.; Klein Consulting Group, LLC of Acworth, Ga.; Networks, Inc. of Honolulu, Hawaii; and Softlinx, Inc. of Westford, Mass.

Conference call

Stellent will host a conference call and Webcast for investors on Monday, Aug. 8, 2005 at 4:00 p.m. Central Time. Callers in the United States can dial 1-877-282-0523, and international callers can dial 1-303-542-7976. Access to the live Webcast will be available via the investor relations area of Stellent’s Web site (www.stellent.com) on the day of the event. Investors unable to participate in the live conference call and Webcast may access a replay of the event via the investor relations area of Stellent’s Web site.

About Stellent, Inc.

Stellent, Inc. (www.stellent.com) is a global provider of content management software solutions that drive rapid success for customers by enabling fast implementations and generating quick, broad user adoption. With Stellent Universal Content Management, customers can easily deploy multiple line-of-business applications — such as public Web sites, secure intranets and extranets, compliance processes, and marketing brand management — and also scale the technology to support multi-site management and enterprise-wide content management needs.

More than 4,400 customers worldwide — including Procter & Gamble, Merrill Lynch, Los Angeles County, The Home Depot, British Red Cross, ING, Vodafone, Georgia Pacific, Bayer Corp., Coca-Cola FEMSA, Emerson Process Management and Genzyme Corp. — have selected Stellent solutions to power their content-centric business applications. Stellent is headquartered in Eden Prairie, Minn. and maintains offices throughout the United States, Europe, Asia-Pacific and Latin America.

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Any forward-looking statements in this release, including, without limitation, statements regarding future profitable growth, the effects of the acquisition of e-Onehundred on Stellent’s business, or the ability of Stellent to develop financial compliance products quickly, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that all forward-looking statements involve risk and uncertainties including, without limitation, risks of integration of the business of e-Onehundred with the business of Stellent, risks of adverse reactions of customers of e-Onehundred to the transaction, risks of intellectual property litigation, risks in technology development and commercialization, risks in product development and market acceptance of and demand for the Company’s products, risks of downturns in economic conditions generally and in the enterprise content management and unstructured information management markets specifically, risks associated with competition and competitive pricing pressures, risks associated with foreign sales and higher customer concentration and other risks detailed in the Company’s filings with the Securities and Exchange Commission.

Stellent and the Stellent logo are registered trademarks or trademarks of Stellent, Inc. in the USA and other countries. Outside In and Quick View Plus are registered trademarks of Stellent Chicago, Inc. in the USA and other countries. All other trade names are the property of their respective owner.

1“The Forrester Wave™: Sarbanes-Oxley Compliance Software, Q1 2005,” Forrester Research, Inc., April 2005.

2“The Forrester Wave™: Web Content Management, Q1 2005,” Forrester Research, Inc., April 2005.

3“Sarbanes-Oxley Compliance Software Scorecard Summary: Stellent,” Forrester Research, Inc., May 2005.

STELLENT, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended June 30,
	2005	2004
Revenues:
Product licenses	$13,728	$11,679
Services	5,160	4,358
Post contract support	9,673	6,623

Total revenues	28,561	22,660

Cost of revenues:
Product licenses	1,160	1,292
Services	5,025	4,179
Post contract support	1,850	1,118
Amortization of capitalized software from acquisitions	416	463

Total cost of revenues	8,451	7,052

Gross profit	20,110	15,608

Operating expenses:
Sales and marketing	11,436	9,789
General and administrative	3,170	2,524
Research and development	4,656	3,798
Acquisition-related sales, marketing and other costs	—	886
Amortization of acquired intangible assets and unearned compensation	164	179
Restructuring charges	17	2,461

Total operating expenses	19,443	19,637

Income (Loss) from operations	667	(4,029)
Other:
Interest income, net	415	194

Net income (loss)	$1,082	$(3,835)

Net income (loss) per common share
Basic	$0.04	$(0.16)

Diluted	$0.04	$(0.16)

Weighted average common shares outstanding
Basic	27,546	23,879

Diluted	28,487	23,879

STELLENT, INC.
IMPACT OF NON-GAAP ADJUSTMENTS ON REPORTED NET INCOME (LOSS)
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended June 30, 2005					Three Months Ended June 30, 2004
	As reported		Adjustments		Non-GAAP	As reported		Adjustments		Non-GAAP
Revenues:
Product licenses	$13,728		$—		$13,728	$11,679		$—		$11,679
Services	5,160		—		5,160	4,358		—		4,358
Post contract support	9,673		—		9,673	6,623		—		6,623

Total revenues	28,561		—		28,561	22,660		—		22,660

Cost of revenues:
Product licenses	1,160		—		1,160	1,292		—		1,292
Services	5,025		—		5,025	4,179		—		4,179
Post contract support	1,850		—		1,850	1,118		—		1,118
Amortization of capitalized software from acquisitions	416	(1)		(416)	—	463	(1)		(463)	—

Total cost of revenues	8,451		(416)		8,035	7,052		(463)		6,589

Gross profit	20,110		416		20,526	15,608		463		16,071

Operating expenses:
Sales and marketing	11,436		—		11,436	9,789		—		9,789
General and administrative	3,170		—		3,170	2,524		—		2,524
Research and development	4,656		—		4,656	3,798		—		3,798
Acquisition-related sales, marketing and other costs	—		—		—	886	(4)		(886)	—
Amortization of acquired intangible assets and unearned compensation	164	(2)		(164)	—	179	(2)		(179)	—
Restructuring charges	17	(3)		(17)	—	2,461	(5)	(2,461)		—

Total operating expenses	19,443		(181)		19,262	19,637		(3,526)		16,111

Income (loss) from operations	667		597		1,264	(4,029)		3,989		(40)
Other:
Interest income, net	415		—		415	194		—		194

Net income (loss)	$1,082		$597		$1,679	$(3,835)		$3,989		$154

Net income (loss) per common share
Basic	$0.04		$0.02		$0.06	$(0.16)		$0.17		$0.01

Diluted	$0.04		$0.02		$0.06	$(0.16)		$0.16		$0.01

Weighted average common shares outstanding
Basic	27,546		27,546		27,546	23,879		23,879		23,879

Diluted	28,487		28,487		28,487	23,879		25,036		25,036

1)	Represents non-cash amortization expense associated with the acquisition of developed technology.

2)	Represents non-cash amortization expense associated with acquired intangible assets and non-cash stock compensation expense associated with the acquisition of Optika.

3)	Represents a change in estimate associated with prior restructuring charges.

4)	Represents acquisition-related sales, marketing and other costs associated with the acquisition of Optika.

5)	Represents a restructuring charge primarily associated with the acquisition of Optika.

This supplemental non-GAAP financial information is presented for informational purposes only and is not a substitute for the historical financial information presented in accordance with accounting principles generally accepted in the United States.

Non-GAAP net income per share is computed using the weighted average number of shares of common stock outstanding. The Company has included the effect of options and warrants for common stock as calculated using the treasury stock method, when dilutive.

STELLENT, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	June 30, 2005	March 31, 2005
ASSETS
Current assets:
Cash, cash equivalents and short-term marketable securities	$65,642	$66,636
Accounts receivable, net	28,643	30,063
Prepaid royalties	790	965
Prepaid expenses and notes	5,047	3,884

Total current assets	100,122	101,548
Long-term marketable securities	2,573	6,114
Property and equipment, net	4,407	4,333
Prepaid royalties, net of current	826	1,044
Goodwill	74,276	67,640
Other intangible assets, net	5,650	5,615
Other	930	1,358

Total assets	$188,784	$187,652

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$2,070	$3,867
Deferred revenue	19,554	19,854
Commissions payable	2,488	2,419
Accrued expenses and other	7,840	7,867
Current installments of obligations under capital lease	—	170

Total current liabilities	31,952	34,177
Deferred revenue, net of current portion	946	946

Total liabilities	32,898	35,123
Shareholders’ equity
Common stock	279	275
Additional paid-in capital	245,639	243,013
Unearned compensation	(375)	(469)
Accumulated deficit	(90,174)	(91,256)
Accumulated other comprehensive income	517	966

Total shareholders’ equity	155,886	152,529

Total liabilities and shareholders’ equity	$188,784	$187,652